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                                                                   Exhibit 10.12

                              SECOND AMENDMENT TO
                              -------------------
                   THE AMENDED AND RESTATED CREDIT AGREEMENT
                   -----------------------------------------

     THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated effective as of February 25, 2000, is among RENAISSANCE
 ---------
WORLDWIDE, INC. ("Borrower"), a Massachusetts corporation, each of the banks or
                  --------
other lending institutions which is a party hereto (individually, each a "Lender", and collectively the "Lenders") and BANK OF AMERICA, N.A., as
 ------                         -------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent").
-----

                                   RECITALS:

     Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, restated, or modified from time to time, the "Credit Agreement").
                                                       ----------------
Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Amendment, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     Section 1.2  Amendment to Definition of EBITDA.  The definition of "EBITDA"
                  ---------------------------------
appearing in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "EBITDA" means, for any period and any Person, the total of the
           ------
     following calculated without duplication for such person on a consolidated basis for such period: (a) Adjusted Net Income; plus (b)
                                                                  ----
     any provision for (or less any benefit from) income or franchise taxes deducted in determining Adjusted Net Income; plus (c) Interest
                                                        ----
     Expense deducted in determining Adjusted Net Income; plus (d)
                                                          ----
     amortization and depreciation expense deducted in determining Adjusted Net Income; plus (e) charges actually taken during the
                          ----
     fourth Fiscal Quarter of the 1999 Fiscal Year associated with the write-off of good will not to exceed the amount of Six Million Dollars ($6,000,000) in such fourth Fiscal Quarter, deducted in determining Adjusted Net Income; plus (f) transaction costs during
                                      ----
     any subsequent
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     Fiscal Quarter associated with acquisitions completed during such
     Fiscal Quarter deducted in determining Adjusted Net Income.

     Section 1.3  Addition of Business Strategy Group Purchase Agreement
                  ------------------------------------------------------
Definition: Section 1.1 of the Credit Agreement is hereby amended by adding
----------
thereto in proper alphabetical order a definition of "Business Strategy Group Purchase Agreement" to read in its entirety as follows:

          "Business Strategy Group Purchase Agreement" means the Stock
           ------------------------------------------
     Purchase Agreement among Renaissance Worldwide Strategy, Inc., Renaissance Worldwide, Inc., Rome Acquisition Corp., and Behrman Capital II, L.P., dated February 29, 2000, a final copy of which as executed has been delivered to the Administrative Agent.

     Section 1.4  Amendment to Section 11.8.  Section 11.8 of the Credit
                  -------------------------
Agreement is hereby amended and restated to read in its entirety as follows:

          Section 11.8  Disposition of Assets. Except for transactions
                        ---------------------
     described on Schedule 11.8 and for transactions permitted by Section
                  -------------                                   -------
     11.3(iv), Borrower will not, and will not permit any other Loan Party
     --------
     to, sell, lease, assign, transfer, or otherwise voluntarily dispose of: (a) any of its Receivables; (b) any substantial portion of the consolidated assets of the Loan Parties; or (c) any other Property, other than (i) dispositions of Inventory in the ordinary course of business, (ii) dispositions of Equipment no longer used or useful in such Person's business, (iii) dispositions of other Equipment to be replaced (and such Equipment is so replaced) with other functionally equivalent Equipment within one hundred twenty (120) days of the disposition thereof, (iv) disposition of Renaissance Worldwide Strategy, Inc., its Subsidiaries and certain related Property, all as described in the Business Strategy Group Purchase Agreement, to Behrman Capital II, L.P., on or prior to March 31, 2000, for Net Proceeds of no less than Forty-Five Million Dollars ($45,000,000) to be applied immediately in prepayment of the Loans as provided in
     Section 5.4(a)(ii) and (iv), provided that concurrently with such
     -----------------      ----  -------- ----
     mandatory prepayment the remaining principal of and accrued interest on the Term Loans are prepaid in full and the Revolving Commitment shall be permanently reduced by an amount equal to any Net Proceeds from such disposition in excess of Fifty Million Dollars ($50,000,000), (v) the transfer of certain subsidiaries and Property of Renaissance Worldwide Strategy, Inc. and its Subsidiaries to the Borrower and to its other Subsidiaries in anticipation of the closing of the Business Strategy Group Purchase Agreement and (vi) the disposition of Renaissance Worldwide Professionals, Ltd. (fka James Duncan Associates) and Renaissance Worldwide A.B. (Sweden).

and, upon a disposition permitted by clause (iv) or clause (v) of such amended and restated Section 11.8, the Administrative Agent shall release its Lien on the Property being disposed of as provided

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 2
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in Section 7.5 of the Credit Agreement, and Renaissance Worldwide Strategy, Inc.
shall be released from its Guaranty.

     Section 1.5  Amendment to Section 12.2.  Section 12.2 of the Credit
                  -------------------------
Agreement is hereby amended and restated to read in its entirety as follows:

          Section 12.2  Maximum Total Leverage Ratio.  Borrower shall not
                        ----------------------------
     permit its Leverage Ratio at the end of any Fiscal Quarter to exceed
     3.00 to 1.00 for its Fiscal Quarter ending December 25, 1999 or 2.50 to 1.00 for its Fiscal Quarter ending March 25, 2000 or any Fiscal Quarter thereafter.

     Section 1.6  Amendment to Section 12.3.  Section 12.3 of the Credit
                  -------------------------
Agreement is hereby amended and restated to read in its entirety as follows:

          Section 12.3  Maximum Fixed Charge Coverage Ratio.  As of the
                        -----------------------------------
     end of each Fiscal Quarter, Borrower shall not permit the ratio of
     (a) its EBITDAR to (b) the sum of (x) Interest Expense during the period specified below and (y) Rental Expense paid during such period to be less than (i) 1.75 to 1.00 for the four (4) Fiscal Quarter periods ending December 25, 1999; (ii) 1.75 to 1.00 for the one (1) Fiscal Quarter period ending March 25, 2000; (iii) 1.75 to 1.00 for the two (2) Fiscal Quarter periods ending June 24, 2000; (iv) 2.00 to
     1.00 for the three (3) Fiscal Quarter periods ending September 30, 2000; or (v) 2.50 to 1.00 for the four (4) Fiscal Quarter period ending December 28, 2000, or any four (4) Fiscal Quarter period ending thereafter.

                                   ARTICLE 3

                             Conditions Precedent
                             --------------------

     Section 1.7  Conditions.  The effectiveness of this Amendment is subject to
                  ----------
the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b) No Default or Event of Default shall have occurred and be continuing;

          (c) Borrower shall have delivered to the Administrative Agent an executed original copy of this Amendment;

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 3
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          (d)  Borrower shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, a final copy of the Business Strategy Group Purchase Agreement, such sale shall be consummated concurrently with the effectiveness of this Amendment, the Net Proceeds thereof, not less than Forty-Five Million Dollars ($45,000,000), shall be applied in accordance with Section 5.4 of the Credit Agreement, as amended pursuant to this Amendment, and the Term Loan shall be paid in full.

          (e) Borrower shall have paid to the Administrative Agent the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

          (f) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Administrative Agent, (ii) the Required Lenders and (iii) the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 4

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 1.8  Ratifications.  The terms and provisions set forth in this
                  -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 1.9  Representations and Warranties.  Borrower hereby represents
                  ------------------------------
and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents; and (v) the sale of Borrower's Business Strategy Group will produce Net Proceeds for application in prepayment of the Loans of not less than Forty-Five Million Dollars ($45,000,000), and Borrower has delivered

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 4
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to the Administrative Agent a true, correct and complete copy of the final executed Business Strategy Group Purchase Agreement and an accurate and substantially correct memorandum identifying the Property not owned by Renaissance Worldwide Strategy, Inc. or its Subsidiaries included in the Property being sold as part of the Business Strategy Group Purchase Agreement; such Property (other than Receivables generated by the Business Strategy Group referred to in such Purchase Agreement) has an aggregate net book value of less than $1,000,000.00.

                                   ARTICLE 5

                                 Miscellaneous
                                 -------------

     Section 1.10  Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     Section 1.11  Reference to Credit Agreement.  Each of the Loan Documents,
                   -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 1.12  Severability.  Any provision of this Amendment held by a
                   ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 1.13  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 1.14  Successors and Assigns.  This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

     Section 1.15  Counterparts.  This Amendment may be executed in one or more
                   ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 5
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     Section 1.16  Effect of Waiver.  No consent or waiver, express or implied,
                   ----------------
by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 1.17  Headings.  The headings, captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 1.18  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                   ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                                   BORROWER:
                                   --------

                                   RENAISSANCE WORLDWIDE, INC.


                                   By: /s/ Richard L. Bugley
                                      ------------------------------------------
                                   Name:   Richard L. Bugley
                                        ----------------------------------------
                                   Title:   VP and General Counsel
                                         ---------------------------------------


                                   LENDERS:
                                   -------

                                   BANK OF AMERICA, N.A.,
                                   as the Administrative Agent and as a Lender

                                   By:   /s/ Fred L. Thorne
                                      ------------------------------------------
                                   Name:   Fred L. Thorne
                                        ----------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 6
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                                   GMAC COMMERCIAL CREDIT LLC (formerly BNY
                                   Factoring LLC),
                                   as the Syndication Agent and as a Lender

                                   By:   /s/ JM Frango
                                      ------------------------------------------
                                   Name:________________________________________
                                   Title:_______________________________________

                                   CITIZENS BANK OF MASSACHUSETTS

                                   By:   /s/ Gregory R. Ryan
                                      ------------------------------------------
                                   Name:   Gregory R. Ryan
                                        ----------------------------------------
                                   Title:   Asst. Vice President
                                         ---------------------------------------

                                   THE CIT GROUP / BUSINESS CREDIT, INC.

                                   By:   /s/ Eric Maloy
                                      ------------------------------------------
                                   Name:   Eric Maloy
                                        ----------------------------------------
                                   Title:   AVP/AE
                                         ---------------------------------------

                                   DEBIS FINANCIAL SERVICES, INC.

                                   By:   /s/ James M. Vandervalk
                                      ------------------------------------------
                                   Name:   James M. Vandervalk
                                        ----------------------------------------
                                   Title:   Pres., ABL Division
                                         ---------------------------------------

                                   FINOVA CAPITAL CORPORATION

                                   By:   /s/ Brian Rujawitz
                                      ------------------------------------------
                                   Name:   Brian Rujawitz
                                        ----------------------------------------
                                   Title:_______________________________________

                                   NATIONAL BANK OF CANADA

                                   By:   /s/ A. Keith Broyles
                                      ------------------------------------------
                                   Name:   A. Keith Broyles
                                        ----------------------------------------
                                   Title:   Vice President & Manager
                                         ---------------------------------------

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 7
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                                   PNC BUSINESS CREDIT

                                   By:   /s/ Wing C. Louie
                                      ------------------------------------------
                                   Name:   Wing C. Louie
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------

                                   WEBSTER BANK

                                   By:   /s/ Charles C. Thomas
                                      ------------------------------------------
                                   Name:   Charles C. Thomas
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 8
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          REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT
          -----------------------------------------------------------

     Each of the undersigned hereby (i) consents to the execution and delivery of the Second Amendment to Amended and Restated Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not
 ---------
limit or diminish the obligations of each of the undersigned under that certain Subsidiary Guaranty dated as of February 24, 1999 (as amended, the "Guaranty"),
                                                                    --------
or under that certain Pledge and Security Agreement dated as of February 24, 1999 (as amended, the "Pledge and Security Agreement"), executed or joined in by
                       -----------------------------
each of the undersigned and delivered to the Administrative Agent, (iii) reaffirms its obligations under each of the Guaranty and the Pledge and Security Agreement, and (iv) agrees that each of the Guaranty and the Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of February 25, 2000.


                                 THE HUNTER GROUP, INC.
                                 THE HUNTER GROUP INTERNATIONAL, INC.
                                 THE MANAGEMENT DECISIONS GROUP, INC.
                                 NEOGLYPHICS MEDIA CORPORATION
                                 RENAISSANCE GOVERNMENT SOLUTIONS, INC.
                                 RENAISSANCE WORLDWIDE INTERNATIONAL
                                      HOLDINGS, INC.
                                 RENAISSANCE WORLDWIDE IT CONSULTING
                                      SERVICES, INC.
                                 STERLING INFORMATION GROUP, INC.
                                 TRI SECURITIES CORP.

                                 By: /s/ Richard L. Bugley
                                    --------------------------------------------
                                 Name:   Richard L. Bugley
                                      ------------------------------------------
                                 Title: Vice President for each of the foregoing

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 9
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                         ARI NATIONAL COMPANY

                         By: /s/ Richard L. Bugley
                            ----------------------------------------------------
                         Name:   Richard L. Bugley
                              --------------------------------------------------
                         Title:  Sole Trustee

                         This Reaffirmation of Guaranty and Pledge and Security Agreement is executed on behalf of ARI National Company by its sole trustee as sole trustee and not individually, and the obligations of ARI National Company hereunder are not binding upon any of ARI National Company's sole trustee, officers or shareholders or any of them individually but are binding only upon the assets and property of ARI National Company. The Agreement and Declaration of Trust of ARI National Company is on file with the Secretary of the Commonwealth of Massachusetts.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 10